SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 25, 2003 (February 25, 2003)

ENDO PHARMACEUTICALS HOLDINGS INC.

(Exact name of registrant as specified in its charter)

DELAWARE	39040	13-4022871

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Painters Drive Chadds Ford, Pennsylvania		19317

(Address of principal executive offices)		(Zip Code)

(610) 558-9800

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

Not applicable

(b) Pro Forma Financial Information

Not applicable

(c) Exhibits

Exhibit Number	Description

99.1	Slide Presentation of Endo Pharmaceuticals Holdings Inc. dated February 25, 2003

Item 9. Regulation FD Disclosure.

     On February 25, 2003, the Registrant intends to make a slide presentation to investors at its offices in Chadds Ford, Pennsylvania, a copy of which presentation is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ENDO PHARMACEUTICALS HOLDINGS INC.
(Registrant)

	By:	/s/ CAROL A. AMMON

Name: Carol A. Ammon
Title: Chairman & Chief Executive Officer
Dated: February 25, 2003

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Slide Presentation of Endo Pharmaceuticals Holdings Inc. dated February 25, 2003